EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned President and Chief Executive Officer of the Company certifies that, to his knowledge:

1. The Company's Form 10-QSB for the quarter ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ Dennis L. Bergquist
                                             -----------------------
                                             Dennis L. Bergquist
                                             Chief Financial Officer
                                             Dated:  August 16, 2004